Exhibit 99.1

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. 100 bps 

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. .. .. 114% 86% 36%

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Return on Average Tangible Common Equity (ROATCE) Average stockholder's equity 276,586 $ 323,529 $ 474,256 $ 585,728 $ 649,031 $ 610,422 $ 687,116 $ Less: Average goodwill and intangible assets 2,292 4,503 69,177 98,291 96,209 97,454 95,515 Average tangible common equity 274,294 $ 319,026 $ 405,080 $ 487,437 $ 552,823 $ 512,968 $ 591,601 $ Net Income (loss) 23,303 $ 27,582 $ 42,958 $ 56,239 $ 84,369 $ 15,214 $ 22,366 $ Plus: Amortization of intangible assets expense 239 394 2,043 2,291 1,895 526 439 Less: Tax effect on amortization of intangible assets expense (69) (114) (592) (664) (550) (153) (127) Net Income (loss) available to common shareholders 23,473 $ 27,862 $ 44,408 $ 57,866 $ 85,714 $ 15,587 $ 22,678 $ Return on Average Equity(1) 8.4% 8.5% 9.1% 9.6% 13.0% 10.0% 13.0% Return on Average Tangible Common Equity(2) 8.6% 8.7% 11.0% 11.9% 15.5% 12.2% 15.3% Tax rate utilized for calculating tax effect on amortization 29.0% 29.0% 29.0% 29.0% 29.0% 29.0% 29.0% of intangible assets expense

Efficiency Ratio Total noninterest expense 80,994 $ 98,976 $ 127,075 $ 129,594 $ 125,778 $ 31,673 $ 31,374 $ Less: Amortization of intangible assets expense (239) (394) (2,043) (2,291) (1,895) (526) (439) Less: Merger-related expense - (2,620) (3,794) - - - - Less: FDIC insurance expense refund - - - 1,211 - - - Adjusted Noninterest expense 80,755 $ 95,962 $ 121,238 $ 128,514 $ 123,883 $ 31,147 $ 30,935 $ Net interest income 89,449 $ 113,618 $ 155,610 $ 169,954 $ 196,644 $ 43,888 $ 51,712 $ Plus: Total noninterest income 34,560 38,719 35,771 41,776 54,647 10,198 11,362 Less: Net gain (loss) from other real estate owned - - - (742) - - - Less: Net gain (loss) from securities - - - 316 - - - Adjusted Revenue 124,009 $ 152,337 $ 191,381 $ 211,304 $ 251,291 $ 54,086 $ 63,074 $ Efficiency Ratio 65.1% 63.0% 63.3% 60.8% 49.3% 57.6% 49.0%

Noninterest Expense to Average Assets Ratio Total noninterest expense 23,882 $ 26,587 $ 25,801 $ 26,397 $ 25,582 $ 26,244 $ 25,042 $ 24,949 $ 25,784 $ Less: Amortization of intangible assets expense (639) (630) (598) (537) (526) (519) (492) (445) (439) Less: Merger-related expense - - - - - - - - - Less: FDIC insurance expense refund - - - 1,211 - - - - - Adjusted Noninterest expense 23,243 $ 25,957 $ 25,203 $ 27,071 $ 25,056 $ 25,725 $ 24,550 $ 24,504 $ 25,345 $ Less: Customer service expense (3,628) (3,389) (4,283) (5,920) (4,266) (2,372) (1,622) (1,723) (1,728) Adjusted Noninterest expense exc. customer service expense 19,615 $ 22,568 $ 20,920 $ 21,151 $ 20,790 $ 23,353 $ 22,928 $ 22,781 $ 23,617 $ Average Assets 5,586,410 5,868,757 6,087,667 6,203,150 6,298,180 6,325,356 6,740,157 7,012,084 6,710,191 Noninterest Expense to Average Assets Ratio 1.66% 1.77% 1.66% 1.75% 1.59% 1.63% 1.46% 1.40% 1.51% Noninterest Expense exc. Customer Service Expense 1.40% 1.54% 1.37% 1.36% 1.32% 1.48% 1.36% 1.30% 1.41% to Average Assets Ratio

Tangible Common Equity Ratio & Tangible Book Value Per Share Stockholder's equity 284,264 $ 394,951 $ 559,184 $ 613,869 $ 695,711 $ Less: Goodwill and intangible assets 2,177 33,576 99,482 97,191 95,296 Tangible Common Equity 282,087 $ 361,375 $ 459,702 $ 516,678 $ 600,415 $ Total assets 3,975,403 $ 4,541,185 $ 5,840,412 $ 6,314,436 $ 6,957,160 $ Less: Goodwill and intangible assets 2,177 33,576 99,482 97,191 95,296 Tangible assets 3,973,226 $ 4,507,609 $ 5,740,930 $ 6,217,245 $ 6,861,864 $ Equity to Asset Ratio 7.15% 8.70% 9.57% 9.72% 10.00% Tangible Common Equity Ratio 7.10% 8.02% 8.01% 8.31% 8.75% Book value per share $8.69 $10.34 $12.57 $13.74 $15.58 Tangible book value per share $8.62 $9.46 $10.33 $11.57 $13.44 Basic common shares outstanding 32,719,632 38,207,766 44,496,007 44,670,743 44,667,650